                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): February 17, 2004
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               Long Beach Acceptance Auto Receivables Trust 2003-C
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              Delaware                            333-75958                           33-0660404
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  (State of Other Jurisdiction of          (Commission file Number)        (I.R.S. Employer Identification
           Incorporation)                                                                No.)
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       One Mack Centre Drive                                                            07652
        Paramus, New Jersey                                                           (Zip Code)
  (Address of Principal Executive
              Offices)
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Registrant's telephone number, including area code (201) 262-5222


                                    No Change
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          (Former name of former address, if changed since last report)


ITEM: 5.   OTHER EVENTS

         Information relating to distributions to Noteholders for the January 2004 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes and Class A-2 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of October 1, 2003 between Long Beach Acceptance Auto Receivables Trust 2003-C, as Issuer, Long Beach Acceptance Receivables Corp. as Transferor, Long Beach Acceptance Corp., as Originator and Servicer and Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust Collateral Agent

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits


         Exhibit No. 99.1    Servicer's Certificate for the January 2004
                             Collection Period for the February 17, 2004
                             Distribution Date.

                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-C



By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer


Dated:  February 17, 2004